Exhibit 10.17

SUPPLEMENT NO. 1 dated as of June 7, 2013 (this “Supplement”), to the Pledge and Security Agreement dated as of July 27, 2012 (the “Security Agreement”), among Party City Holdings Inc., a Delaware corporation (the “Company”), Party City Corporation, a Delaware corporation (“Party City”, and together with the Company, each a “Borrower” and collectively the “Borrowers”), PC Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), each Subsidiary of the Borrowers party from time to time thereto (each such Subsidiary individually a “Subsidiary Party” and collectively, the “Subsidiary Parties”; the Subsidiary Parties, Holdings and the Borrowers are referred to collectively herein as the “Grantors”), and Deutsche Bank Trust Company Americas, as administrative agent and as collateral agent (in such capacity, the “Agent”).

A. Reference is made to the Revolving Facility Credit Agreement dated as of July 27, 2012, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrowers, the Subsidiary Parties, the lenders from time to time party thereto, and the Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Security Agreement, as applicable.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans. Section 7.12 of the Security Agreement and Section 5.12 of the Credit Agreement provide that additional Domestic Subsidiaries of the Borrower (other than Excluded Subsidiaries) may become Subsidiary Parties under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiaries (each, the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Agent and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.12 of the Security Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary Party and Grantor thereunder and (b) represents and warrants as of the date hereof that the representations and warranties made by it as a Grantor thereunder that are qualified as to materiality are true and correct in all respects on and as of the date hereof and those that are not so qualified are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and permitted assigns, a security interest in and Lien on all of the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary. Each reference to a “Grantor” and “Subsidiary Party” in the Security Agreement shall be deemed to include each New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and except insofar as enforcement thereof is subject to general principles of equity and good faith and fair dealing.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or by email as a “.pdf” or “.tif” attachment shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all material Collateral consisting of inventory or equipment of the New Subsidiary (other than in-transit Collateral), (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Stock of the New Subsidiary and all promissory notes, instruments (other than checks to be deposited in the ordinary course of business) and tangible chattel paper, in each case exceeding $1,500,000, held by the New Subsidiary, (c) set forth on Schedule III attached hereto is a true and correct schedule of all material registered Patents, Trademarks and Copyrights of the New Subsidiary and (d) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Security Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Agent for its expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel in accordance with Section 9.03(c) of the Credit Agreement.

IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

iPARTY RETAIL STORES CORP.
iPARTY CORP.

By:	/s/ Michael A. Correale
	Name:	Michael A. Correale
	Title:	Vice President

Legal Name: iParty Corp.
Jurisdiction of Formation: Delaware
Location of Chief Executive office:	270 Bridge Street
Dedham, MA 02026

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Agent

By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

Schedule I

to Supplement No. 1 to the

Pledge and Security Agreement

LOCATION OF COLLATERAL

Real Property Leased by the Company

	Address of Leased Space	Landlord
1.	270 Bridge Street, Dedham, MA	Bridge Realty Trust
2.	15 Freedom Way Franklin, MA Norfolk, Massachusetts	Barrett Distribution Centers

Real Property Leased by the Company Subsidiary

	Address of Leased Space	Landlord
1.	1660 Soldiers Field Road, Brighton, MA	Tara Realty Trust
2.	The Shoppes at Blackstone, Valley, Millbury, MA	Route 146 Millbury LLC
3.	Waterford Commons, Waterford, CT	Waterford Commons of CT, LLC
4.	The Marketplace at Augusta, Augusta, ME	SK Drive Properties LLC
5.	The Shops at Long Pond, Plymouth, MA	Plymouth Exit 5 LLC
6.	White City East Shopping Center, Shrewsbury, MA	Douglas Realty Co, L.P.
7.	Unit 51, 510 North Main Street, Leominster, MA	Two & Twelve Trust
8.	Maple Tree Place, Williston, Vermont	Starwood Ceruzzi Williston LLC
9.	Upper Valley Shopping Center, West Lebanon, NH	W/S Lebanon LLC
10.	The Center at Hoobs Brook, Sturbridge, MA	Charlton Road Associates LLC
11.	Plaza at Citrus Park, Tampa, FL	KIR Tampa 003, LLC
12.	Monadnock Marketplace, Keene, NH	Monadnock Condominium limited partnership
13.	Chicopee Marketplace on Memorial Drive, Chicopee, MA	Chicopee Marketplace, LLC
14.	Putnam Bridge Plaza, 15-17 Main St., East Hartford, CT	LMA/U.S.A., LLC
15.	Quincy-Granite Plaza, Granite Street, Quincy, MA	Louis J. Grossman and Morton S. Grossman, Trustees of 126 Granite Street Trust
16.	9442 US Hwy 19N., Port Richey, FL	Somerset Eagle Corp.
17.	Newington Park, Newington, NH	Urstadt Biddle Properties, Inc., fka
18.	Highland Ave, Seekonk, MA	Berkshire-Seekonk, LLC
19.	880 Broadway, Route 1, Saugus, MA	Enterprise Hilltop Realty Trust, assignee of 880-910 Broadway Limited Partnership

	Address of Leased Space	Landlord
20.	Walpole Mall, 90 Providence Highway, Walpole, MA	Mountaingate Wolpole, LLC, Spring Street Walpole, LLC, and Union Street Walpole, LLC
21.	Southington Plaza Shopping Plaza, Queen Street, Southington, CT	Southington/Route 10 Associates Limited Partnership
22.	321 Worcester Road, Natick, MA	Paul and Elaine Cohen Realty Trust
23.	Bishop’s Corner West, West Hartford, CT	Bishop’s Corner (E&A), LLC
24.	Heritage Park Plaza Shopping Center, East Longmeadow, MA	Heritage Park II (E&A), LLC
25.	352-356 Boylston Street, Boston, MA	ABOY, LLC, fka Arlington Boylston Realty Trust
26.	Unit 85, South Bay Center, 8 Allstate Road, Boston, MA	E&A Northeast Limited Partnership
27.	Crossroads Shopping Center, Burlington, MA	Burlington Crossroad (E&A), LLC
28.	Sarasota Village, Sarasota, FL	CA New Plan Sarasota, L.P.
29.	Plaza at Buckland Hills, Manchester, CT	Plaza at Buckland Hills, LLC
30.	Garden City Center, Cranston RI	Gateway Woodside, Inc.
31.	Mall Plaza Shopping Center, South Portland, ME	GMG Family Limited Partnership
32.	Crossroads Plaza, Bellingham, MA	Bellingham North Main Street II LLC
33.	Meadow Glen Mall, Medford, MA	Medford Associates Limited Partnership
34.	State Line Plaza, Plaistow, NH	Plaistow Project, LLC
35.	Main Street Marketplace, Waltham, MA	Waltham Ventures, LLC
36.	296 Old Oak Street, Pembroke, MA	CTS Fiduciary, LLC, Trustee D&C Real Estate Trust
37.	Stillwater Avenue, Bangor, ME	Inland Western Bangor Parkade, L.L.C
38.	Brookside Plaza, Enfield, CT	Gateway Connecticut
39.	Countryside Square Shopping Center, Clearwater, FL	Weingarten Realty Investors
40.	1238 S. Broad Street, Wallingford, CT	National Realty & Development Corp.

	Address of Leased Space	Landlord
41.	1960 Tyrone Blvd, St. Petersburg, FL	Northwood Limited Partnership
42.	Bristol Place, Newport Ave, Attleboro, MA	Bristol Place Limited Partnership
43.	One Harrison Boulevard, Avon, MA	Avon Properties, Inc.
44.	Town Center Shopping Center, Chelmsford, MA (95 Drumhill Road)	Stonegate Development Corporation
45.	1457 VFW Parkway, West Roxbury, MA	Fisher VGW LLC
46.	Bldg No. 44555 Unit No. 12, 622 George Washington Highway, Lincoln, RI	Inland American Retail Management LLC
47.	904 South Willow Street, Manchester, NH	Commerce Limited Partnership #8911
48.	The North Dartmouth Mall, N. Dartmouth, MA	PR North Dartmouth LLC
49.	Northwest Plaza, Nashua, NH	231 Realty Associates
50.	Peabody Place Shopping Center, Peabody, MA	Peabody Center limited partnership
51.	Shaw’s Plaza, Raynham, MA	CSC Raynham LLP
52.	Pleasant Shops, Weymouth, MA	FLV Pleasant Shops Limited Partnership
53.	Lincoln Mall Shopping Center, Lincoln, RI	LB Lincoln Mall Holdings LLC
54.	South Gate Plaza, Nashua, NH	Delta & Delta Realty Trust
55.	Shopping Center in Warwick, RI	Shanri Holdings Corp.

Schedule II

to Supplement No. 1 to the

Pledge and Security Agreement

LIST OF PLEDGED STOCK

AND OTHER INVESTMENT PROPERTY

STOCKS

Holder	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares
Party City	iParty Corp.	1	100	Common	100%

BONDS

Holder	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Holder	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Holder	Issuer	Description of Collateral	Percentage Ownership Interest

II-1

Schedule III

to Supplement No. 1 to the

Pledge and Security Agreement

INTELLECTUAL PROPERTY RIGHTS

PATENT REGISTRATIONS

Patent Description	Patent Number	Issue Date
N/A

PATENT APPLICATIONS

Patent Description	Application Filing Date	Application Serial Number
N/A

TRADEMARK REGISTRATIONS

Trademark	Registration Date	Registration Number
IParty	8/26/03	2756735
IParty	2/19/02	2541025

TRADEMARK APPLICATIONS

Trademark Application	Application Filing Date	Application Serial Number
N/A

COPYRIGHT REGISTRATIONS

Copyright	Registration Date	Registration Number
N/A

COPYRIGHT APPLICATIONS

Copyright Application	Application Filing Date	Application Serial Number
N/A

III-1